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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




     Date of report (Date of earliest event reported)   May 6, 1997
                                                     ---------------------------

                        RELIANCE ACCEPTANCE GROUP, INC.
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            (Exact Name of Registrant as Specified in Its Charter)

         Delaware                     0-23854                   36-3235321
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(State or Other Jurisdiction        (Commission             (I.R.S. Employer
     of Incorporation)              File Number)            Identification No.)

400 North Loop 1604 East, Suite 200, San Antonio, Texas          78232
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(Address of Principal Executive Offices)                       (Zip Code)

                                (210) 496-5910
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             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5:  Other Events
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     On May 6, 1997, Reliance Acceptance Group, Inc. (the "Registrant")
announced a net loss from continuing operations of $9.9 million. The loss resulted from the addition of $22 million to the Registrant's provision for credit losses.

     On May 6, 1997, the Registrant also announced that Thomas L. Barlow had resigned from his position as the Registrant's President and Chief Executive Officer. The Registrant's Chairman, Howard B. Silverman, has assumed the Chief Executive Officer's responsibilities for the Registrant.


                                  SIGNATURES
                                  ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 14, 1997                  By:  /s/ James I. Kaplan
     --------------                     ---------------------------------------
                                        Senior Vice President, General Counsel
                                        and Corporate Secretary


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